TRANSAMERICA SERIES TRUST
Transamerica PineBridge Inflation Opportunities VP
Supplement to the Currently Effective Prospectus and Summary Prospectus
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Effective as of November 1, 2023, the following information will supplement and supersede any contrary information contained in the portfolio’s Prospectus and Summary Prospectus:
The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Initial	Service
Management fees[1]	0.42%	0.42%
Distribution and service (12b‑1) fees	None	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.49%	0.74%

[1]	Management fees have been restated to reflect a reduction in management fees effective November 1, 2023.
The “Example” table included in the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Initial Class	$50	$157	$274	$616
Service Class	$76	$237	$411	$918
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Investors Should Retain this Supplement for Future Reference
November 1, 2023